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                                                                      Exhibit 99


                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of the Worthington Industries, Inc. Deferred Profit Sharing Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Members of the Administrative Committee of the Worthington Industries, Inc. Deferred Profit Sharing Plan, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

     1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                               By: /s/ Dale T. Brinkman
                                   ---------------------------------------------
                                   Dale T. Brinkman, Member of the Worthington
                                   Industries, Inc. Deferred Profit Sharing Plan

                               By: /s/ Harry A. Goussetis
                                   ---------------------------------------------
                                   Harry A. Goussetis, Member of the Worthington Industries, Inc. Deferred Profit Sharing Plan


                               By: /s/ Allison M. Sanders
                                   ---------------------------------------------
                                   Allison M. Sanders, Member of the Worthington Industries, Inc. Deferred Profit Sharing Plan


                               By: /s/ Kay Cooke
                                   ---------------------------------------------
                                   Kay Cooke, Member of the Worthington
                                   Industries, Inc. Deferred Profit Sharing Plan


Dated: June 24, 2003

     *A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Worthington Industries, Inc. Deferred Profit Sharing Plan and will be retained by the Worthington Industries, Inc. Deferred Profit Sharing Plan and furnished to the Securities and Exchange Commission or its staff upon request.


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